                                                                    EXHIBIT 10.1

                          SEVENTH AMENDMENT AND WAIVER

                  This SEVENTH AMENDMENT AND WAIVER (this "Amendment") is entered into as of February 27, 2004, among SOLECTRON CORPORATION, a Delaware corporation (the "Borrower"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as sole lead arranger, sole book runner and co-syndication agent, JPMORGAN CHASE BANK ("JPMorgan"), as co-syndication agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as documentation agent, the lenders party hereto (each, a "Lender," and collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent.

                  The Borrower, GSCP, JPMorgan, Scotiabank, the Lenders, and the Administrative Agent entered into a Three-Year Credit Agreement dated as of February 14, 2002, which agreement was amended by an Amendment Agreement dated as of June 18, 2002, a Second Amendment Agreement dated as of August 19, 2002, a Third Amendment Agreement dated as of February 13, 2003, a Fourth Amendment Agreement dated as of July 9, 2003, a Fifth Amendment and Waiver dated as of August 27, 2003, and a Sixth Amendment dated as of November 21, 2003 (as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement and certain waivers thereof, and the Lenders party hereto have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement related hereto and the Credit Agreement (as amended by this Amendment).

         (c) Each reference to "this Agreement," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of February 27, 2004 (the "Effective Date"):

         (a) Clause (iii) of the defined term "Annualized EBITDA" in Section
1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  (iii) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period, provided that the cumulative aggregate amount of Cash Restructuring Charges taken from and after the quarter ending on November 30, 2002, shall not exceed $300,000,000.00 in the aggregate

         (b) Clause (a) of the defined term "Borrowing Base" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  (a) the then applicable Receivables Advance Rate multiplied by the Eligible Receivables as of the last day of the most recently ended calendar month

         (c) Sub-clause (iv) of the defined term "Cash Interest Coverage Ratio" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  (iv) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such fiscal quarter, provided, that the cumulative aggregate amount of Cash Restructuring Charges from and after November 30, 2002, shall not exceed $300,000,000.00

         (d) The defined term "Consolidated Net Income" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Consolidated Net Income" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries from continuing operations (before extraordinary items, and excluding gains or losses from Dispositions of assets) for that period plus, in connection with measuring compliance with Sections 7.13(a), 7.13(b) and 7.13(c) only, profits or losses from discontinued operations for the fiscal quarters ending February 28, 2003, May 31, 2003, August 29, 2003 and February 27, 2004, to the extent any such fiscal quarter is included in that period.

         (e) Clause (k) of the defined term "Ineligible Receivables" in Section
1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

                  (k) Receivables owing by any Receivables Debtor or any of its Affiliates who has failed to make full payment within 60 days from the invoice due date on more than 25% of the aggregate amount of Receivables owing to the Borrower and its U.S. Subsidiaries by such Receivables Debtor

         (f) The defined term "Receivables Advance Rate" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                  "Receivables Advance Rate" means, as of any date of determination, 75%.

         (g) In Section 1.01 of the Credit Agreement, the following new definition of "Eligible Receivables" is inserted:

                  "Eligible Receivables" means, as of any date of determination, the aggregate

                                           Seventh Amendment and Waiver (3-Year)

                  Dollar amount of the Receivables of the Borrower and its U.S. Subsidiaries, minus any Ineligible Receivables of the Borrower and its U.S. Subsidiaries.

         (h) Section 7.13(a) of the Credit Agreement shall be amended by replacing the table contained therein with the following table:

FISCAL QUARTER ENDING                 MAXIMUM RATIO
---------------------                 -------------
February 27, 2004                      4.25 to 1.0

May 31, 2004                           4.25 to 1.0

August 31, 2004                         4.0 to 1.0

November 30, 2004                       3.5 to 1.0

         (i) Section 7.13(d) of the Credit Agreement shall be amended in its entirety to read as follows:

                  Liquidity Ratio. Permit the Liquidity Ratio for any fiscal quarter of the Borrower to be less than 0.9 to 1.0. For the avoidance of doubt, assets and liabilities of Subsidiaries whose operations have been discontinued will continue to be included in the determination of the Liquidity Ratio.

         (j) References in the Credit Agreement to the "364-Day Credit Agreement", the "364-Day Credit Documents", the "364-Day Guaranty", the "364-Day Lenders" and the "364-Day Outstanding Amount" shall be disregarded. The 364-Day Credit Agreement has terminated.

         (k) The final sentence of Section 10.08 is deleted.

         (l) Schedule 3 to the Compliance Certificate attached to the Credit Agreement as Exhibit C, is amended and restated in its entirety to read as set forth in Annex 1 hereto.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

         (b) The execution, delivery and performance by the Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency,

                                           Seventh Amendment and Waiver (3-Year)
reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05 of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Borrower to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

         (e) There has occurred since November 21, 2003, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (f) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         (g) The Borrower's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.       Conditions of Effectiveness.

         (a) The effectiveness of Sections 2 and 5 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                  (2) The Administrative Agent shall have received the consent of the Subsidiaries of the Borrower party to the Pledge Agreement, the Interco Subordination Agreement, the Security Agreement or the Guaranty, in form and substance satisfactory to the Administrative Agent, in their capacities as such, to the execution and delivery hereof by the Borrower.

                  (3) The Administrative Agent shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the date hereof hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 6 of this Amendment and any costs and expenses payable under Section 7(g) of this Amendment (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the date hereof).

                  (4) The Administrative Agent shall have received from the Borrower, in form and substance satisfactory to the Administrative Agent, copies of the resolutions passed by the board

                                           Seventh Amendment and Waiver (3-Year)
of directors of the Borrower, certified as of the date hereof by the Secretary or an Assistant Secretary of the Borrower, authorizing the execution, delivery and performance of this Amendment, together with such incumbency certificates and/or other certificates of Responsible Officers of the Borrower, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as such in connection with this Amendment and each other Loan Document to which the Borrower is a party.

                  (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

         (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Borrower and the Lenders of the satisfaction of the conditions precedent in this Section 4.

5. Waivers. Subject to the terms and conditions hereof, the Banks party hereto waive (i) non-compliance with Section 7.05 of the Credit Agreement resulting from the transfer by the Borrower of certain assets to Solectron Suppliserv Corporation, a Delaware corporation ("Suppliserv") on or about January 8, 2004, prior to Suppliserv's change of status to a Loan Party on or about January 29, 2004; and (ii) non-compliance with Section 7.13(c) of the Credit Agreement resulting from the inclusion of profits or losses from discontinued operations in connection with the determination of Consolidated Net Income for the fiscal quarter ending November 30, 2003.

6. Fees. The Borrower shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 12:00 p.m. (Pacific time) on March 15, 2004 a non-refundable amendment fee equal to $5,000. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Borrower pursuant to the Credit Agreement or this Amendment.

7.       Miscellaneous.

         (a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course

                                           Seventh Amendment and Waiver (3-Year)
of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

         (e) This Amendment and the other Amendment Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

         (g) The Borrower agrees to pay or reimburse Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

                            [Signature pages follow]

                                           Seventh Amendment and Waiver (3-Year)

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              SOLECTRON CORPORATION

                              By: /s/ Perry Hayes
                                 -----------------
                                      Perry Hayes
                              Title: VP & Treasurer

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent and Lender

                                     By:       /s/ James Johnson
                                        ----------------------------------------
                                         Name:  James P. Johnson
                                         Title: Managing Director

                                     GOLDMAN SACHS CREDIT PARTNERS
                                     L.P.

                                     By:     /s/ Stephen King
                                        ----------------------------------------
                                        Name: Stephen King
                                        Title: Authorized Signatory

                                     THE BANK OF NOVA SCOTIA

                                     By:    /s/ Kemp Leonard
                                        ----------------------------------------
                                        Name: Kemp Leonard
                                        Title: Director

                                     BNP PARIBAS

                                     By:
                                        ________________________________________
                                        Name:
                                        Title:

                                     By:
                                        ________________________________________
                                        Name:
                                        Title:

                                     CSAM FUNDING II

                                     By:     /s/ David Lerner
                                        ----------------------------------------
                                        Name: David Lerner
                                        Title: Authorized Signatory

                                     DBS BANK LTD., LOS ANGELES
                                     AGENCY

                                     By:    /s/ Charles Ong
                                        ----------------------------------------
                                        Name: Charles Ong
                                        Title: General Manager, DBS Bank Los
                                               Angeles

                                     FLEET NATIONAL BANK

                                     By:     /s/ Greg Roux
                                        ----------------------------------------
                                        Name: Greg Roux
                                        Title: Managing Director

                                     FOOTHILL INCOME TRUST, L.P.

                                     By:     /s/ Sean Dixon
                                        ----------------------------------------
                                        Name: Sean Dixon
                                        Title: Managing Member

                                     JPMORGAN CHASE BANK

                                     By:    /s/ William Rindfuss
                                        ----------------------------------------
                                       Name: William Rindfuss
                                       Title: Vice President

                                     MORGAN STANLEY
                                     SENIOR FUNDING, INC.

                                     By:
                                        ________________________________________
                                         Name:
                                         Title:

                                     THE ROYAL BANK OF SCOTLAND PLC

                                     By:      /s/ Jayne Seaford
                                        ----------------------------------------
                                        Name: Jayne Seaford
                                        Title: Senior Vice President

                                     STANDARD CHARTERED BANK

                                     By: /s/ Neil McCauley
                                         ---------------------------------------
                                         Name: Neil McCauley
                                         Title: EVP

                                     By: /s/ Marc Chait
                                         ---------------------------------------
                                         Name: Marc Chait
                                         Title: SVP

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    KAVLICO CORPORATION

                                    By:       /s/ Warren Ligan
                                       -----------------------------------------
                                       Name:    Warren Ligan
                                       Title:   Treasurer

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    SOLECTRON FUNDING CORPORATION
                                    SOLECTRON HOLDINGS, LTD.
                                    SOLECTRON INTERNATIONAL DISTRIBUTION, INC.
                                    SOLECTRON OREGON CORPORATION
                                    SOLECTRON TEXAS, INC.
                                    FORCE COMPUTERS, INC.

                                    By:      /s/ Warren Ligan
                                       -----------------------------------------
                                        Name:  Warren Ligan
                                        Title: Chief Financial Officer

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    SOLECTRON USA, INC.
                                    STREAM INTERNATIONAL, INC.
                                    STREAM NEW YORK INC.
                                    SOLECTRON FEDERAL SYSTEMS, INC.
                                    MEMQUEST, INC.

                                    By:     /s/ Warren Ligan
                                       -----------------------------------------
                                        Name: Warren Ligan
                                        Title: Vice President

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    SOLECTRON TEXAS, L.P.

                                    By: SOLECTRON TEXAS, INC., as General
                                    Partner

                                    By:     /s/ Warren Ligan
                                       -----------------------------------------
                                        Name: Warren Ligan
                                        Title: Chief Financial Officer

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    MAGNETIC DATA CALIFORNIA, LLC

                                    By: SOLECTRON CORPORATION, as Sole
                                    Member

                                    By:      /s/ Warren Ligan
                                       -----------------------------------------
                                        Name: Warren Ligan
                                        Title: Vice President &
                                               Chief Accounting Officer

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    SOLECTRON EUROPE HOLDINGS LLC

                                    By: SOLECTRON CORPORATION, as Sole Member

                                    By:     /s/ Warren Ligan
                                       -----------------------------------------
                                        Name: Warren Ligan
                                        Title: Vice President &
                                               Chief Accounting Officer

                      CONSENT AND AGREEMENT OF SUBSIDIARIES

                  Each of the undersigned, in its capacity as a Guarantor, a party to the Interco Subordination Agreement, the Security Agreement and/or the Pledge Agreement, acknowledges that its consent to the foregoing Seventh Amendment and Waiver (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned, the Interco Subordination Agreement, the Security Agreement or the Pledge Agreement executed by the undersigned in the Administrative Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    SMART MODULAR TECHNOLOGIES (P.R.), INC.
                                    SMART MODULAR TECHNOLOGIES (MA), INC.
                                    APEX DATA, INC.
                                    SMART MODULAR TECHNOLOGIES, INC.

                                    By:  /s/ Perry Hayes
                                       -----------------------------------------
                                    Name: Perry Hayes
                                    Title: Vice President

                     ANNEX 1 TO SEVENTH AMENDMENT AND WAIVER

                                   SCHEDULE 3
                          to the Compliance Certificate

For the Quarter/Year ended _______________, _____ (the "Statement Date") ______


I.       SECTION 7.10 - CAPITAL EXPENDITURES

         A.       Capital expenditures during the four-fiscal-quarter period
                  beginning September 1, 200__.                                                 $____________________

         B.       Permitted capital expenditures during such period:                            $         300,000,000

         C.       Remaining availability (amount overspent) for covenant compliance
                  [I.B. minus I.A.]:                                                            $____________________

                  Covenant compliance?                                                                       YES / NO

II.      SECTION 7.13(a) - MAXIMUM DEBT TO ANNUALIZED EBITDA RATIO

         A.       Consolidated Indebtedness (other than under ACES and LYONs) as
                  of the Statement Date:                                                        $____________________

         B.       Annualized EBITDA as of the Statement Date

                  1. Consolidated EBITDA for the Subject Period(1)

                           a.       Consolidated Net Income:                                    $____________________

                           b.       Consolidated Interest Charges:                              $____________________

                           c.       Taxes used or included in determining
                                    Consolidated Net Income:                                    $____________________

                           d.       Depreciation or amortization expense
                                    deducted in determining Consolidated Net
                                    Income:                                                     $____________________

                           e. Non-Cash Restructuring Charges deducted in calculating Consolidated

-------------------

(1) "Subject Period" means the four-fiscal-quarter period ending on the Statement Date.

                                    Net Income:                                                 $____________________

                           f.       Cash Restructuring Charges deducted in
                                    calculating Consolidated Net Income (not to
                                    exceed $300,000,000 in aggregate for all
                                    such charges taken from and after the
                                    quarter ending on November 30, 2002):                       $____________________

                           g.       Goodwill Impairment Charges deducted in
                                    calculating Consolidated Net Income:                        $____________________

                           h.       Charges relating to inventory write-downs
                                    taken in accordance with GAAP from November
                                    30, 2002, to February 29, 2004 (not to
                                    exceed $150,000,000 in aggregate):                          $____________________

                           i.       Gains (or losses) on the retirement of
                                    Indebtedness to the extent increasing (or
                                    decreasing) Consolidated Net Income:                        $____________________

                           j.       Consolidated EBITDA for purposes of this
                                    calculation
                                    [sum of II.B.1.a. through h. minus/plus
                                    II.B.1.i.]:                                                 $____________________

                           2.       Annualized EBITDA as of the Statement Date
                           [II.B.1.j.]:                                                         $____________________

         C.       Debt to Annualized EBITDA ratio
                  [II.A. divided by II.B.2.]:                                                            _____ to 1.0

         D.       Maximum ratio:                                                                         _____ to 1.0

                  Covenant compliance?                                                                       YES / NO

III.     SECTION 7.13(b) - CONSOLIDATED TANGIBLE NET WORTH

         A.       Consolidated Tangible Net Worth as of the Statement Date

                  1.       Shareholders' Equity (provided that to the extent any
                           Goodwill Impairment Charge results in any upward
                           adjustment of                                                        $____________________
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
                          Shareholders' Equity, such adjustment
                          shall be excluded):

                 2.       Intangible Assets:                                                   $____________________

                 3.       Cumulative aggregate after-tax Non-Cash Restructuring
                          Charges deducted in calculating Consolidated Net
                          Income in any quarter ending after November 30, 2002
                          (provided that the cumulative aggregate after-tax
                          Non-Cash and Cash Restructuring Charges shall not
                          exceed $400,000,000)                                                 $____________________

                 4.       Cumulative aggregate after-tax Cash Restructuring
                          Charges deducted in calculating Consolidated Net
                          Income in any fiscal quarter ending after November
                          30, 2002 (provided that the cumulative aggregate
                          after-tax Non-Cash and Cash Restructuring Charges
                          shall not exceed $400,000,000)                                       $____________________

                 5.       Cumulative aggregate Goodwill Impairment Charges
                          deducted in calculating Consolidated Net Income in any
                          fiscal quarter ending after November 30, 2002:                       $____________________

                 6.       After-tax charges relating to inventory write-downs
                          taken in accordance with GAAP from November 30, 2002,
                          to February 29, 2004 (not to exceed $150,000,000 in
                          aggregate):                                                          $____________________

                 7.       The amount equal to the write-down of deferred tax
                          assets of $720,785,000 taken on May 30, 2003:                        $____________________

                 8.       Consolidated Tangible Net Worth on the Statement Date
                          [III.A.1. minus III.A.2. plus the sum of III.A.3.
                          through 7.]:                                                         $____________________

        B.       Minimum required Consolidated Tangible Net Worth

                 1.       Base amount:                                                         $      1,660,880,000

                 2.       50% of Consolidated Net Income earned in each fiscal
                          quarter ending after November 30,
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
                           2002 (with no deduction for a new loss in any fiscal
                           quarter):                                                            $____________________

                  3.       50% of the aggregate increases in Shareholders'
                           Equity after November 30, 2002, from the issuance and
                           sale of Capital Stock of the Borrower (including upon
                           any conversion of debt securities (other than ACES)
                           into Capital Stock) during any fiscal quarter ending
                           after November 30, 2002:                                             $____________________

                  4.       100% of the aggregate increases in Shareholders'
                           Equity after November 30, 2002, by reason of the
                           conversion of ACES into Capital Stock during any
                           fiscal quarter ending after November 30, 2002:                       $____________________

                  5.       Minimum required Consolidated Tangible Net Worth
                           [sum of III.B.1. through 4.]:                                        $____________________

         C.       Excess (deficiency) for covenant compliance
                  [III.A.8. minus III.B.5.]:                                                    $____________________

                  Covenant compliance?                                                                       YES / NO

IV.      SECTION 7.13(c) - CASH INTEREST COVERAGE RATIO

IV-1.    BEFORE THE OCCURRENCE OF ANY CAPITAL RAISE

         A.       Cash Interest Coverage Ratio as of the Statement Date

                  1.       Ratio numerator

                           a. Consolidated EBITDA for the fiscal quarter ending on the Statement Date

                                    i.       Consolidated Net Income:                           $____________________

                                    ii.      Consolidated Interest Charges:                     $____________________

                                    iii.     Taxes used or included in
                                             determining Consolidated Net Income:               $____________________
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
                           iv.      Depreciation or amortization
                                    expense deducted in determining
                                    Consolidated Net Income:                           $____________________

                           v.      Gains (or losses) on the retirement
                                   of Indebtedness to the extent
                                   increasing (or decreasing)
                                   Consolidated Net Income:                            $____________________

                           vi.     Consolidated EBITDA for the fiscal
                                   quarter ending on the Statement Date
                                   [Sum IV-1.A.1.a.i. through iv.
                                   minus/plus IV-1.A.1.a.v.]                           $____________________

                  b.       Non-Cash Restructuring Charges deducted in
                           calculating Consolidated Net Income:                        $____________________

                  c.       Cash Restructuring Charges deducted in
                           calculating Consolidated Net Income (not to
                           exceed $300,000,000 in aggregate for all
                           such charges taken in any fiscal quarter
                           ending on or after November 30, 2002):                      $____________________

                  d.       Goodwill Impairment Charges deducted in
                           calculating Consolidated Net Income:                        $____________________

                  e.       Charges relating to inventory write-downs
                           taken in accordance with GAAP from November
                           30, 2002, to February 29, 2004 (not to
                           exceed $150,000,000 in aggregate):                          $____________________

                  f.       Ratio numerator
                           [IV-1.A.1.a.vi plus the sum of IV-1.A.1.b.
                           through e.]                                                 $____________________

         2.       Consolidated Cash Interest Charges during the fiscal
                  quarter ending on the Statement Date:                                $____________________
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
                  3.       Cash Interest Coverage Ratio as of the Statement Date
                           [IV-1.A.1.f. divided by IV-1.A.2.]                                            _____ to 1.0

         B.       Minimum ratio:                                                                         _____ to 1.0

                  Covenant compliance?                                                                       YES / NO

IV-2.    FROM AND AFTER THE OCCURRENCE OF ONE OR MORE CAPITAL RAISES

         A.       Cash Interest Coverage Ratio as of the Statement Date
                  [IV-1.A.3.]                                                                            _____ to 1.0

         B.       Minimum ratio

                  1.       Ratio numerator

                           a.       Numerator of item IV-1.B.                                                   _____

                           b.       Projected Consolidated Cash Interest Charges
                                    for the fiscal quarter ending on the
                                    Statement Date, contained in the Company
                                    Plan dated January 30, 2003:                                $____________________

                           c.       [IV-2.B.1.a. multiplied by IV-2.B.1.b.]:                    $____________________

                  2.       Ratio denominator

                           a.       [IV-2.B.1.b.]:                                              $____________________

                           b.       Actual Consolidated Cash Interest Charges in
                                    connection with such Capital Raises during
                                    the fiscal quarter ending on the Statement
                                    Date (adjusted to take into account any Swap
                                    Contracts entered into on the closing date
                                    of such Capital Raises):                                    $____________________

                           c.       [Sum of IV-2.B.2.a. and b.]:                                $____________________

                  3.       Minimum ratio

                           [IV-2.B.1.c. divided by IV.2.B.2.c.] (provided that
                           this minimum ratio is not less
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
                           than the applicable ratio set forth in the proviso of
                           Section 7.13(c)(ii)):                                                         _____ to 1.0

                           Covenant compliance?                                                              YES / NO

V.       SECTION 7.13(d) - LIQUIDITY RATIO

         A.       Liquidity Ratio as of the Statement Date

                  1. Ratio numerator (each of the following items not subject to a Lien other than Liens in favor of the Collateral Agent pursuant to the Loan Documents and any nonconsensual Permitted Liens)

                           a.       Cash:                                                       $____________________

                           b.       Cash equivalents:                                           $____________________

                           c.       Marketable securities:                                      $____________________

                           d.       Accounts receivable:                                        $____________________

                           e.       Ratio numerator
                                    [Sum of V.A.1.a. through d.]:                               $____________________

                  2.       Ratio denominator

                           a.       Accounts payable:                                           $____________________

                           b.       Consolidated Indebtedness:                                  $____________________

                           c.       Subordinated Indebtedness:                                  $____________________

                           d.       Indebtedness under LYONs                                    $____________________

                           e.       Attributable Indebtedness in respect of
                                    capital leases and Synthetic Lease Obligations
                                    which are fully cash collateralized:                        $____________________

                           f.       Direct or contingent obligations arising
                                    under letters of credit, banker's
                                    acceptances, bank guaranties, surety bonds
                                    and similar instruments, unless constituting
                                    a matured reimbursement or payment
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
                                    obligation that is no longer contingent
                                    (unless cash collateralized):                               $____________________

                           g.       Obligations with respect to Swap Termination
                                    Values:                                                     $____________________

                           h.       Any Guarantee Obligations relating to items
                                    V.A.2.c. through g.:                                        $____________________

                           i.       Ratio denominator
                                    [Sum of V.A.2.a. and b. minus the sum of
                                    V.A.2.c. through h.]:                                       $____________________

                  3.       Liquidity Ratio as of the Statement Date
                           [V.A.1.e. divided by V.A.2.i.]:                                               _____ to 1.0

         B.       Minimum ratio:                                                                         _____ to 1.0

                  Covenant compliance?                                                                       YES / NO

VI.      SECTION 7.13(e) - MINIMUM CASH

         A.       [Sum of V.A.1.a. through c.]:                                                 $____________________

         B.       Minimum required amount on or prior to February 11, 2004

                  1.       Base amount:                                                         $         700,000,000

                  2.       Outstanding Amount of Revolving Loans under the 364-Day
                           Credit Agreement:                                                    $____________________

                  3.       Outstanding Amount of Revolving Loans and L/C
                           Obligations under the Three-Year Credit Agreement:                   $____________________

                  4.       Minimum required amount
                           [Sum of VI.B.1. through 3.]:                                         $____________________

         C.       Excess (deficiency) for covenant compliance
                  [VI.A. minus VI.B.4.]:                                                        $____________________

         D.       Minimum required amount after February 11, 2004

                  1.       Base amount:                                                         $         500,000,000

                  2.       Outstanding Amount of Revolving Loans and L/C
                           Obligations under the Three-Year Credit
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
                           Agreement:                                                           $____________________

                  3.       Minimum required amount
                           [Sum of VI.D.1. and 2.]:                                             $____________________

         C.       Excess (deficiency) for covenant compliance
                  [VI.A. minus VI.D.3.]:                                                        $____________________

                  Covenant compliance?                                                                       YES / NO

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